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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 7, 2003

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                                NetRatings, Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-27907                      77-0461990
(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

         890 Hillview Court, Suite 300                   95035
                Milpitas, California                   (Zip Code)
     (Address of principal executive offices)

                                 (408) 941-2900
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

EXHIBIT          DESCRIPTION
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99.1             Press Release of NetRatings, Inc., dated May 7, 2003.

Item 9. Regulation FD Disclosure (Information Provided Under Item 12 - Results of Operations and Financial Condition).

     On May 7, 2003, NetRatings, Inc. ("NetRatings" or the "Company") issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. In addition, in such press release NetRatings announced its revenues and earnings guidance for the fiscal quarter ending June 30, 2003, and revised its revenues and earnings guidance for the fiscal year ending December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

     The information required by Form 8-K, Item 12--Results of Operations and Financial Condition, is being provided under Item 9 pursuant to SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

     To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), NetRatings uses non-GAAP measures of pro forma net loss and pro forma net loss per share that do not include the following financial measures that are normally included in GAAP: for the fiscal year ended December 31, 2002, restructuring and other expenses, acquisition-related expenses, amortization of intangibles and stock-based compensation, and for the fiscal quarter ended March 31, 2003, amortization of intangibles and stock-based compensation. In addition, to supplement the Company's revenues and earnings guidance for the fiscal quarter ending June 30, 2003, and to supplement the Company's revised revenues and earnings guidance for the fiscal year ending December 31, 2003, the Company uses the non-GAAP measure of pro forma net loss per share which does not include the following financial measures that are normally included in GAAP: amortization of intangibles and stock-based compensation. NetRatings excludes amortization of intangibles and stock-based compensation from pro forma results and guidance because they are non-cash charges not directly related to operations. Restructuring and other expenses and acquisition-related expenses are excluded from pro forma results because they are separate from the ongoing operations of the Company.

     The Company's management reviews these non-GAAP measures internally to evaluate NetRatings' performance and manage its operations. In addition, since the Company has historically provided non-GAAP results and guidance to the investment community, the Company believes that the inclusion of non-GAAP financial measures provides consistent and comparable measures to help investors understand the Company's current and future operating results. The non-GAAP measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETRATINGS, INC.

Date:    May 7, 2003                    By:      /s/ William Pulver
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                                                   William Pulver
                                           President and Chief Executive Officer

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                                 EXHIBIT INDEX
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EXHIBIT          DESCRIPTION
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99.1             Press Release of NetRatings, Inc., dated May 7, 2003.


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